ARISTA power

MAKING POWER WORK FOR YOU

INVESTOR PRESENTATION | November 2012

CUSTOM, RENEWABLE ENERGY POWER MANAGEMENT SYSTEMS


ARISTA




ARISTA

Safe Harbor Statement

The discussions set forth in this presentation may contain forward-looking comments. Such comments are based upon the information currently available to management of Arista Power, Inc. and management's perception thereof as of the date of this discussion. Actual results of Arista Power's operations could materially differ from those indicated in the forward-looking comments. The difference could be caused by a number of factors, including, but not limited to, those discussed under the Risk Factors heading in Arista Power's Annual Report on Form 10-K, which was filed with the United States Securities and Exchange Commission on March 15, 2012. You are strongly encouraged to obtain and consider the factors listed in the 2011 Annual Report on Form 10-K and any amendments or modifications thereof when evaluating any forward-looking comments concerning Arista Power.

Forward-looking statements speak only as of the date they are made and are statements of Arista Power's current expectations concerning future results, events, and conditions and Arista Power is under no obligation to update any of the forward-looking statements, whether as a result of new information, future events or otherwise.

Company Overview

- Arista Power is addressing the growing need for power management and renewable energy solutions, resulting from increasing peak demand rates, with custom, scalable systems:
  - Power on Demand Systems
  - Mobile & Stationary Renewable Power Stations
  - Solar PV

Ticker	ASPW on OTCBB
Recent Stock Price	$2.00
Recent Market Cap	$24 million
Segment	Power Management, Alternative Energy
Headquarters	Rochester, NY

- Significant opportunities in commercial and military markets
- Exited development stage July 1, 2010
- Awarded multi-phase U.S. Army contract as prime contractor on development activities for Intelligent Micro-Grid
- Multi-billion dollar market – demand charges rising, cost of components falling

Experienced Management Team



William A. Schmitz
President & CEO

- Former COO of Ultralife Corporation
  - Grew sales from $30 million to $250 million
  - Significant work for the military
- Proven track record of launching products
- B.S. in Mechanical Engineering from the Rochester Institute of Technology & M.S. in Operations Management from the University of Rochester



Molly Hedges
Acting CFO & VP Finance



Cherrie Mahon
VP Communications



Mark Matthews
VP Sales & Marketing
Co-Inventor of
Power on Demand



Adeeb Saba
VP Operations

Investment Opportunity

Distinct Market Need	• Considerable increase in power demand in commercial and military sectors—more consistent alternative energy sources needed
Company Niche	• Arista Power offers a variety of customizable renewable energy solutions for commercial customers and military, whether for off-grid applications, demand management, distributed energy, or reduction of energy costs
Provide Solid Value Proposition to Customers	• Power on Demand provides reduction of 20%+ in annual energy costs with a Return on Investment: 2-5 years • Micro-grid for military, off-grid, and supplementary power applications
Substantial Interest/ Proposals Out	• Proposals valued at $28+ million, in various stages • 60% Commercial, 30% Military, 10% Residential
Well Positioned for Growth	• Available and flexible production capacity • Close vendor relationships • No long-term debt

Arista Power's Complementary Product Line

Power on Demand



Renewable Power Station

- Completely customizable with multiple inputs and outputs
- DC input for solar PV/ fuel cell



- Various applications, including off-grid locations, small villages, FBI communications in remote areas, portable power, distributed energy, community power, etc.

Solar PV



Micro-Grid



Market Need



Problem: Rising "Hidden" Demand Costs

- Electric bills consist primarily of two charges:
  1) Consumption – kWh – how much energy used
  2) Demand – kW – maximum amount of power used in the highest 15-minute window of a billing period; utility charges for the "right" to access max power consumption
     - Demand charges are often 40% to 70% of a commercial bill
     - Demand charges are rising at a faster rate than consumption charges

High Energy Costs + Demand Charges =
Market Need for Alternatives

Challenge: Consistent Solutions

- Challenges for implementing widespread use of renewable energy sources:
  - Solar/Wind: provide a variable and somewhat intermittent energy supply
  - Variability causes difficulty using the energy created when it would provide superior financial benefits
  - Use of a solar PV or wind system does not materially reduce a customer's charges
- Resistance to capital investment in alternative energy has stemmed from high implementation costs and a long/indeterminable ROI

Considerable increase in power demand in commercial, residential, and military sectors

↓

Consistent power needed, with shorter ROI

The Arista Power Solution



The Arista Power Solution: Power on Demand

- Developed Power on Demand system
  - Proprietary, patent-pending energy storage and management system designed to lower a customer's demand charges
  - Maximizes value of energy from solar, wind, fuel cells, and/or the grid
    - Most areas are suitable for solar and/or wind
  - Custom designed with options to blend in renewable energy inputs to best utilize the resources at the customer's location
  - Smart monitoring technology
- System pricing:
  - Range from $50,000 to $1.5 million
  - Customer receives 30% tax credit


Solar Power
Renewable energy
Solar Power
Renewable energy
Wind Power
Power-on-Demand
Wind Power

Power on Demand Benefits

- Releases energy at optimal times to reduce peak power demand
- Immediate reduction in energy costs of 20%+
- Return on investment of 2-5 years


ARISTA

During 2011 & 2012, Arista Power continued to develop the functionality of its Power on Demand system to make it more marketable, scalable, and cost-effective

Electric bills are complicated

Utilities use demand windows, power factors, and ratchet clauses to increase charges

This typical commercial utility bill reflects a total electricity cost of $32,119/month

$14,180 of that is demand charge!

That's $168,000 annually!

44% of this bill is demand charge and can be curtailed, saving the customer thousands of dollars a month!


APRIL 2012
ELECTRIC BILL OF
DISTRIBUTION
WAREHOUSE

RG&E

Account Number: [redacted]
Statement Date: April 23, 2012

Service Address: [redacted] CANANDAIGUA NY [redacted]
RG&E DETAILED ACCOUNT ACTIVITY
Page 3 of 4

Electricity Service - PSC19 SC8 Nonres. Area Lighting Service from 03/21/12 - 04/19/12
Electricity Rate - RGE Supply Service PoD ID: [redacted]

Electricity Delivery Charges

Subtotal Electricity Delivery $346.02

Electricity Supply Charges

Subtotal Electricity Supply $42.97

Electricity Taxes and Surcharges

Subtotal Electricity Taxes and Surcharges $33.42

Electricity Service - PSC19 SC8 Sub. Trans. Ind. TOU Service from 03/21/12 - 04/19/12
Electricity Rate - ESCO Hourly Pricing PoD ID: [redacted]

On Peak	410821	kwh	30	days
On Peak	1716.60	kw	30	days
Off Peak	283027	kwh	30	days
Off Peak	1347.60	kw	30	days
Reactive	486000	rkvah	30	days

Electricity Delivery Charges

Subtotal Electricity Delivery $31,696.64

Total Electricity Cost $32,119.03

Total Energy Charges $32,119.03

Demand charge is almost 50% of total electricity charges

Miscellaneous Charges

"Shaving the Peak"

- 40% of energy charges occur between the hours of 7 a.m. and 2 p.m.
- Arista Power's Power on Demand system eliminates these peaks


Daily Power Usage: kW versus Time
Power kW
250
200
150
100
50
0
Savings
Without P.O.D.
With P.O.D.
0:00
1:00
2:00
3:00
4:00
5:00
6:00
7:00
8:00
9:00
10:00
11:00
12:00
13:00
14:00
15:00
16:00
17:00
18:00
19:00
20:00
21:00
22:00
23:00
Time (Hours)

Actual Peak Shave Example

MAKING POWER WORK FOR YOU



August 2012
107X15.18=$1624 a month savings at AGI = 3.5 year payback in Rochester
Facility Peak Demand 369 Kw
Utility Peak Power 262 Kw
Savings 107 Kw
350
300
250
200
150
100
50
0
0:15 1:15 2:15 3:15 4:15 5:15 6:15 7:15 8:15 9:15 10:15 11:15 12:15 13:15 14:15 15:15 16:15 17:15 18:15 19:15 20:15 21:15 22:15 23:15

Market Size – Commercial

- According to the US Energy Information Administration (EIA) projections, the total electricity demand in the United States is expected to increase by 30% between the period 2008 - 2035, jumping from 873 B kilowatt hours to 5,021 B Kilowatt hours
- Only 2 new power plants currently approved in the U.S. to make up this difference, leaving a gap
  - Gap made up by:
    - utilities charging more for peak demand usage to force customers to use non-peak electricity
- Revenues for U.S. Energy Service companies are projected to reach $13 Billion by 2020 Pike Research, 2o12

Where the Market is:

MAKING POWER WORK FOR YOU

Forecasted Cents/kWH X Forecasted # Customers X Demand Charge Rate Factor = Adjusted $ Potential



AK
HI
WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD
= Most $ Potential
= Med-High $ Potential
= Med-Low $ Potential
= Lowest $ Potential

Power on Demand Target Markets

MAKING POWER WORK FOR YOU


ARISTA
power

Arista Power's Segmentation

- Targeting Metropolitan Areas: New York City, Long Island, Northern New Jersey, Boston, Philadelphia
- Targeting potential customers in the following SIC codes: "Paper & Allied Products", "Rubber/Misc. & Plastic Products" and "Fabricated Metal Products"
- Leverage survey statistics:
  - Create awareness of demand charge effect on total cost
  - Payback period has to be less than 5 years
  - Subsidies consultation value

Strategic Partnerships & Competitive Advantages

- Strategic partnerships and vendor relationships with several leaders in alternative power
- Intellectual property
  - Patent protection
- Battery and power conditioning expertise
  - Group of engineers with unique experience in applied alternative energy
- Focus behind the meter
- Head start on the competition
  - Only provider of an integrated Power on Demand system
  - Limited competition for Renewable Power Stations
  - Competitors for complementary product line include: Siemens, Schneider, EnerNoc, ZBB

Strategic Partners & Vendors

GE

ABB

GE-Arista Power Joint Marketing Agreement

- GE Energy Storage to provide joint marketing support in sales efforts of Arista Power's Power on Demand ("PoD") system, which includes:
  - Promoting the PoD system through GE's commercial and industrial sales channel;
  - Trade show support by GE Energy Storage;
  - And the use by Arista Power, as pre-approved by GE Energy Storage, of GE's logo in Arista Power's marketing material for the PoD system.
- Arista Power selected GE's new Durathon Battery system for use in its new PoD systems
  - Durathon™ is a nickel salt battery that is 50% smaller and 25% lighter than traditional batteries, enabling more energy to be stored in a smaller space.
  - Durathon™ can last up to 20 years with minimal maintenance; it operates effectively in extreme temperatures, is recyclable, and requires no cooling.

Intelligent Micro-Grid for U.S. Army

- Multi-phase, multi-million dollar opportunity
- Prime contractor on development of Intelligent Micro-Grid
  - Phase One delivered September 2012 & Phase Two awarded
- Integrating renewable and traditional energy, provide soldiers with ability to optimize their use of available resources at any give time/location

Phase One Concept



Intelligent Micro-Grid for U.S. Army

- Objectives:
  - Scalability and automatic operation
  - Highly reliable power in areas where military operations are taking place that have a broad spectrum of energy requirements and applications
  - Minimize the use of fossil fuels
  - Save lives by reducing the need to transport diesel fuel

- Contract provides credibility and opens doors to additional military opportunities

Phase One Delivery


ARISTA
power

Intelligent Micro-Grid for U.S. Army



Market

- The Department of Defense has been mandated to reduce its reliance on fossil fuels, reduce greenhouse gas emissions, improve energy efficiency, implement high performance sustainable Federal building standards, and to produce or procure 25% of its total energy from renewable sources by 2025
- Problem: landed fuel in the field is over $100/gallon
- Market size: in the billions – the DoD spent over $17 billion on petroleum in 2011 alone (Pew Associates) -
  - $5.1 billion cost reduction
- $1.7 trillion is how much was spent on the world's military last year, according to estimates by the Stockholm International Peace Institute (SIPRI).

Company History & Milestones

Arista Power was originally founded as an independent developer of a patented wind turbine technology.





- **November 2009** – New management team begins to arrive
- **July 2010** – Receives first Power on Demand order



- **August 2010** – Receives first Mobile Renewable Power Station order



- **December 2010** – Receives first stand-alone Solar PV order



- **May 2011** – ARISTA power – Changes company name to Arista Power
- **July 2011** – Forms strategic partnership with ABB
- **January 2012** – Selected to develop Intelligent Micro-Grid for U.S. Army
- **April 2012** – Forms joint marketing partnership with GE Energy Storage
- **June 2012** – Selected as installer for *Solarize Madison* program
- **September 2012** – Delivered Phase One of Intelligent Micro-Grid program to U.S. Army; Received Phase Two of Intelligent Micro-Grid program to U.S. Army

2009/2010: Group of senior execs and engineers with long track record in energy storage and power distribution systems combine their expertise with the Company's patented wind turbine technology

Key Takeaways

- Focused on sales and marketing of unique Power on Demand system with multiple market applications
  - Attractive value proposition with 20%+ immediate cost reduction and 2-5 year ROI
  - As gain scale, expect margins to expand
- Recent Prime Vendor contract from U.S. Army provides credibility and entry point into large military applications
- Proposals out valued at $28+ million; in various stages
- Strong management team with executive and engineering expertise in developing energy solutions for customers
- Expansive market size in commercial and military applications

P/L Trend	2011 (in millions, except per share data)	2012 (forecasted, in millions, except per share data)	2013 (forecasted, in millions, except per share data)	2014 (forecasted, in millions, except per share data)	2015 (forecasted, in millions, except per share data)
Revenue	$0.78	$2.1	$12.5	$29.3	$74.8
Gross Margin/(Loss) $ % to sales	($0.9) -116%	($0.4) -19%	$2.6 21%	$7.5 26%	$21.8 29%
Net Income/(Loss) $ % to sales	($4.0) -511%	($3.5) -171%	($1.1) -9%	$2.7 9%	$13.8 18%
Operating Inc/(Loss) $ % to sales	($4.0) -510%	($3.5) -171%	($0.5) -4%	$2.8 10%	$14.1 19%
Operating Expenses $ % to sales	$3.1 395%	$3.1 152%	$3.1 25%	$4.6 16%	$7.8 10%
Net Cash Generated By/(Used by) Operating Activities	($3.3)	($1.8)	$0.2	$3.5	$14.2
EPS	($0.41)	($0.28)	$0.09	$0.17	$0.83


ARISTA
power

Bill Schmitz, CEO
bschmitz@aristapower.com
1999 Mt. Read Blvd.
Rochester, NY 14615
1-877-946-3867

Twitter: @aristapower
Facebook: AristaPower
LinkedIn: Arista Power

ARISTA
power